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                                                                   EXHIBIT 23.2



                         INDEPENDENT AUDITOR'S CONSENT




     We consent to the incorporation by reference in Registration Statement Nos. 333-86653 and 333-50476 on Form S-8 of Western Sierra Bancorp of our report dated January 28, 2000 appearing in this Annual Report on Form 10-K of Western Sierra Bancorp for the year ended December 31, 2000

                                                  /s/ Moss Adams LLP



Stockton, California
March 30, 2001